UNITED STATES
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                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
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                              AMENDMENT NO. 1 TO

                                CURRENT REPORT
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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):     March 15, 2004
                                                       --------------

                         ANNTAYLOR STORES CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


Delaware                               1-10738              13-3499319
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
of  Incorporation)                                          Identification No.)


                             142 West 57th Street
                           New York, New York 10019
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  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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                 (Former Names or Former Addresses, if Changed
                              Since Last Report)

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       This Amendment to the registrant's Current Report on Form 8-K, originally filed on March 12, 2004, is being submitted solely for the purpose of attaching Exhibit 99.1, which was inadvertently omitted from the original EDGAR submission. No changes or additions to the text are being made hereby to the original Form 8-K.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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       AnnTaylor Stores Corporation held an earnings conference call on
Tuesday, March 9, 2004. A copy of the transcript of the call is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

       The information included herein and in Exhibit 99.1 is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.




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                                  SIGNATURES
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ANNTAYLOR STORES CORPORATION
                                              ----------------------------


                                              By:/s/ Barbara K. Eisenberg
                                                 ---------------------------
                                                 Barbara K. Eisenberg
Date:  March 15, 2004                            Senior Vice President,
                                                 General Counsel and Secretary





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                                 EXHIBIT INDEX
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Exhibit No.                          Description
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99.1             Transcript of AnnTaylor Stores Corporation earnings conference call held on Tuesday, March 9, 2004.










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